Exhibit 99.1

UNION PACIFIC REPORTS SECOND QUARTER EARNINGS

FOR IMMEDIATE RELEASE

Second Quarter 2009 Highlights

•	Operating income totaled $751 million, down 19 percent.

•	Net income declined 12 percent to $468 million.

•	On-going efficiency and pricing gains contributed to a record second quarter operating ratio of 77.3 percent.

•	Average quarterly diesel fuel prices decreased 56 percent to $1.57 per gallon.

•	Customer Satisfaction Index of 87 tied a quarterly best, up 4 points.

OMAHA, Neb., July 23, 2009 – Union Pacific Corporation (NYSE: UNP) today reported 2009 second quarter net income of $468 million, or $0.92 per diluted share, compared to $531 million, or $1.02 per diluted share for the second quarter 2008. Included in the second quarter 2009 net income is $72 million, or $0.14 per diluted share, related to a June land sale to Colorado’s Regional Transportation District.

“Union Pacific produced solid second quarter results despite a business environment that continues to be extremely challenging,” said Jim Young, Union Pacific chairman and chief executive officer. “This performance demonstrates our unrelenting focus on safety, productivity and customer service, which helped drive lower costs and improved returns.”

Second Quarter Summary

The continued weak global economy affected all six of Union Pacific’s business groups. Second quarter 2009 operating revenues totaled $3.3 billion versus $4.6 billion in the second quarter 2008. In addition:

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Business volumes, as measured by total revenue carloads, were down 22 percent versus the second quarter 2008. Reflecting lower volumes, year-over-year freight revenues declined 28 percent to $3.1 billion in the second quarter 2009. Lower fuel surcharge revenue in the second quarter, down over $500 million year-over-year, contributed to this decline.

•

Quarterly diesel fuel prices decreased 56 percent from an average of $3.60 per gallon in the second quarter 2008 to an average of $1.57 per gallon. The second quarter 2009 fuel consumption rate, measured by gallons per thousand gross ton-miles, declined 6 percent to a quarterly best rate of 1.142.

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Second quarter 2009 operating ratio improved 2.3 points to 77.3 percent, in part as a result of the Company’s on-going efficiency initiatives and pricing gains. Union Pacific’s ongoing safety performance contributed about 1 point to the quarterly operating ratio improvement. A semi-annual actuarial study identified continued safety improvements and lower estimated settlement costs, resulting in a $38 million casualty expense reduction year-over-year.

•	Union Pacific’s Customer Satisfaction Index improved 4 points to 87, matching the Company’s best quarterly mark.

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Quarterly train speed, as reported to the Association of American Railroads, was 27.4 mph, up nearly 5 mph or 20 percent versus the second quarter 2008. This improvement reflected productivity and operational improvements as well as lower volumes.

•	In June 2009, the Company closed a land sale to Colorado’s Regional Transportation District, resulting in a $116 million pre-tax gain, adding $72 million to net income.

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Summary of Second Quarter Freight Revenues

•	Agricultural was down 21 percent.

•	Energy was down 22 percent.

•	Intermodal was down 23 percent.

•	Chemicals was down 24 percent.

•	Industrial Products was down 39 percent.

•	Automotive was down 54 percent.

Outlook

“Although we expect it will be some time before the economy recovers, it appears that volume levels may have hit the bottom as the economy seems to have stabilized,” Young said. “Despite these economic challenges, we are dedicated to running a safe and productive network, maintaining our competitive advantages that come from excellent customer service and being a fuel efficient and an environmentally friendly railroad.”

Non-GAAP Reconciliation

The second quarter 2009 adjusted net income of $396 million and diluted earnings per share of $0.78, which excludes the June land sale to Colorado’s Regional Transportation District, are non-GAAP measures. Management believes these measures provide an alternative presentation of results that more accurately reflect on-going Company operations, without the distorting effect of the land sale. These measures should be considered in addition to, not as a substitute for, net income and diluted earnings per share. The following table reconciles second quarter 2009 net income and diluted earnings per share, excluding the land sale, to net income and diluted earnings per share:

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Dollars in millions, except per share amounts

	Second Quarter
	2009	2008	%
Net Income
As reported	$468	$531	(12)
RTD Land Sale	(72)	—	—

Adjusted	$396	$531	(25)

Diluted EPS
As reported	$0.92	$1.02	(10)
RTD Land Sale	(0.14)	—	—

Adjusted	$0.78	$1.02	(24)

About Union Pacific

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country. Union Pacific serves many of the fastest-growing U.S. population centers and provides Americans with a fuel-efficient, environmentally responsible and safe mode of freight transportation. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad emphasizes excellent customer service and offers competitive routes from all major West Coast and Gulf Coast ports to eastern gateways. Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

Supplemental financial information is attached.

Additional information is available at our Web site: www.up.com

Investor contact is Jennifer Hamann, (402) 544-4227.

Media contact is Donna Kush, (402) 544-3753.

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This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically expectations regarding the Corporation’s outlook regarding economic conditions, future operating and safety performance, competitiveness of service and capital investments. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2008, which was filed with the SEC on February 6, 2009. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our Web site are provided for convenience and, therefore, information on or available through the Web site is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts, For the Periods Ended June 30,	2nd Quarter				Year-to-Date
	2009	2008	%		2009	2008	%
Operating Revenues
Freight revenues	$3,121	$4,349	(28)%		$6,361	$8,408	(24)%
Other revenues	182	219	(17)		357	430	(17)
Total operating revenues	3,303	4,568	(28)		6,718	8,838	(24)
Operating Expenses
Compensation and benefits	976	1,101	(11)		2,046	2,233	(8)
Purchased services and materials	391	494	(21)		790	963	(18)
Fuel	370	1,159	(68)		756	2,116	(64)
Depreciation	355	346	3		700	686	2
Equipment and other rents	307	338	(9)		624	680	(8)
Other	153	199	(23)		379	441	(14)
Total operating expenses	2,552	3,637	(30)		5,295	7,119	(26)
Operating income	751	931	(19)		1,423	1,719	(17)
Other income	135	19	F		158	44	F
Interest expense	(150)	(128)	17		(291)	(254)	15
Income before income taxes	736	822	(10)		1,290	1,509	(15)
Income taxes	(268)	(291)	(8)		(460)	(535)	(14)
Net income	$468	$531	(12)%		$830	$974	(15)%

Share and Per Share
Earnings per share - basic	$0.93	$1.03	(10)%		$1.65	$1.89	(13)%
Earnings per share - diluted	$0.92	$1.02	(10)		$1.64	$1.87	(12)
Weighted average number of shares - basic	502.9	514.3	(2)		502.8	516.3	(3)
Weighted average number of shares - diluted	505.3	519.0	(3)		505.0	521.0	(3)
Dividends declared per share	$0.27	$0.22	23		$0.54	$0.44	23
Operating Ratio	77.3%	79.6%	(2.3	) pts	78.8%	80.5%	(1.7	) pts
Effective Tax Rate	36.4%	35.4%	1.0	pts	35.7%	35.5%	0.2	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ending June 30,	2009	2008	%	2009	2008	%
Freight Revenues (Millions)
Agricultural	$618	$778	(21)%	$1,279	$1,534	(17)%
Automotive	163	352	(54)	325	715	(55)
Chemicals	499	654	(24)	1,012	1,257	(19)
Energy	715	919	(22)	1,522	1,776	(14)
Industrial Products	531	877	(39)	1,077	1,650	(35)
Intermodal	595	769	(23)	1,146	1,476	(22)
Total	$3,121	$4,349	(28)%	$6,361	$8,408	(24)%
Revenue Carloads (Thousands)
Agricultural	203	236	(14)%	415	476	(13)%
Automotive	93	176	(47)	190	364	(48)
Chemicals	188	241	(22)	368	466	(21)
Energy	470	561	(16)	991	1,143	(13)
Industrial Products	229	346	(34)	451	650	(31)
Intermodal	669	811	(18)	1,284	1,607	(20)
Total	1,852	2,371	(22)%	3,699	4,706	(21)%
Average Revenue per Car
Agricultural	$3,045	$3,301	(8)%	$3,081	$3,225	(4)%
Automotive	1,755	2,005	(12)	1,714	1,966	(13)
Chemicals	2,659	2,714	(2)	2,749	2,696	2
Energy	1,520	1,639	(7)	1,536	1,554	(1)
Industrial Products	2,319	2,537	(9)	2,388	2,538	(6)
Intermodal	889	947	(6)	893	918	(3)
Average	$1,685	$1,835	(8)%	$1,720	$1,787	(4)%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Millions of Dollars, Except Percentages	Jun. 30, 2009	Dec. 31, 2008
Assets
Cash and cash equivalents	$1,656	$1,249
Other current assets	1,690	1,564
Investments	990	974
Net properties	36,763	35,701
Other assets	451	234
Total assets	$41,550	$39,722

Liabilities and Common Shareholders’ Equity
Debt due within one year	$174	$320
Other current liabilities	2,660	2,560
Debt due after one year	9,816	8,607
Deferred income taxes	10,487	10,282
Other long-term liabilities	2,394	2,506
Total liabilities	25,531	24,275
Total common shareholders’ equity	16,019	15,447
Total liabilities and common shareholders’ equity	$41,550	$39,722
Debt to Capital	38.4%	36.6%
Adjusted Debt to Capital*	48.1%	47.4%
*	Adjusted Debt to Capital is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance. See Union Pacific Web site under Investor Relations for reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions of Dollars, For the Periods Ending June 30,	Year-to-Date
	2009	2008
Operating Activities
Net income	$830	$974
Depreciation	700	686
Deferred income taxes	210	160
Other - net	(219)	16
Cash provided by operating activities	1,521	1,836

Investing Activities
Capital investments	(1,079)	(1,324)
Other - net	(73)	(158)
Cash used in investing activities	(1,152)	(1,482)

Financing Activities
Debt issued	843	942
Common shares repurchased	—	(910)
Debt repaid	(628)	(497)
Dividends paid	(272)	(230)
Other - net	95	74
Cash provided by/(used in) financing activities	38	(621)

Net change in cash and cash equivalents	407	(267)
Cash and cash equivalents at beginning of year	1,249	878
Cash and cash equivalents end of period	$1,656	$611

Free Cash Flow*
Cash provided by operating activities	$1,521	$1,836
Cash used in investing activities	(1,152)	(1,482)
Dividends paid	(272)	(230)
Free cash flow	$97	$124
*	Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without incurring additional financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter				Year-to-Date
For the Periods Ending June 30,	2009	2008	%		2009	2008	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	200,810	257,199	(22)%		407,432	514,373	(21)%
Employees (average)	43,721	48,693	(10)		44,359	48,882	(9)
GTMs (millions) per employee	4.59	5.28	(13)		9.18	10.52	(13)
Customer satisfaction index	87	83	4	pts	87	82	5	pts
Locomotive Fuel Statistics
Average fuel price per gallon consumed	$1.57	$3.60	(56)%		$1.53	$3.21	(52)%
Fuel consumed in gallons (millions)	229	313	(27)		481	643	(25)
Fuel consumption rate*	1.142	1.216	(6)		1.180	1.250	(6)
AAR Reported Performance Measures
Average train speed (miles per hour)	27.4	22.8	20%		27.3	22.5	21%
Average terminal dwell time (hours)	24.5	24.5	—		24.4	24.9	(2)
Average rail car inventory (thousands)	281.8	303.1	(7)		284.1	304.8	(7)
Revenue Ton-Miles (Millions)
Agricultural	18,854	22,111	(15)%		38,921	44,596	(13)%
Automotive	1,995	3,646	(45)		3,947	7,536	(48)
Chemicals	11,481	14,559	(21)		23,480	28,498	(18)
Energy	50,740	61,748	(18)		106,743	125,082	(15)
Industrial Products	12,842	19,138	(33)		25,965	36,645	(29)
Intermodal	17,322	19,737	(12)		32,598	39,289	(17)
Total	113,234	140,939	(20)%		231,654	281,646	(18)%
*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2009
In Millions, Except per Share Amounts and Percentages	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$3,240	$3,121	$6,361
Other revenues	175	182	357
Total operating revenues	3,415	3,303	6,718
Operating Expenses
Compensation and benefits	1,070	976	2,046
Purchased services and materials	399	391	790
Fuel	386	370	756
Depreciation	345	355	700
Equipment and other rents	317	307	624
Other	226	153	379
Total operating expenses	2,743	2,552	5,295
Operating income	672	751	1,423
Other income	23	135	158
Interest expense	(141)	(150)	(291)
Income before income taxes	554	736	1,290
Income tax expense	(192)	(268)	(460)
Net income	$362	$468	$830

Share and Per Share
Earnings per share - basic	$0.72	$0.93	$1.65
Earnings per share - diluted	$0.72	$0.92	$1.64
Weighted average number of shares - basic	502.7	502.9	502.8
Weighted average number of shares - diluted	504.6	505.3	505.0
Dividends declared per share	$0.27	$0.27	$0.54
Operating Ratio	80.3%	77.3%	78.8%
Effective Tax Rate	34.7%	36.4%	35.7%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2009
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural	$661	$618	$1,279
Automotive	162	163	325
Chemicals	513	499	1,012
Energy	807	715	1,522
Industrial Products	546	531	1,077
Intermodal	551	595	1,146
Total	$3,240	$3,121	$6,361
Revenue Carloads (Thousands)
Agricultural	212	203	415
Automotive	97	93	190
Chemicals	180	188	368
Energy	521	470	991
Industrial Products	222	229	451
Intermodal	615	669	1,284
Total	1,847	1,852	3,699
Average Revenue per Car
Agricultural	$3,116	$3,045	$3,081
Automotive	1,675	1,755	1,714
Chemicals	2,843	2,659	2,749
Energy	1,550	1,520	1,536
Industrial Products	2,459	2,319	2,388
Intermodal	897	889	893
Average	$1,755	$1,685	$1,720